UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2019

QVC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38654	23-2414041
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1200 Wilson Drive

West Chester, Pennsylvania 19380

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.375% Senior Secured Notes due 2067	QVCD	New York Stock Exchange
6.250% Senior Secured Notes due 2068	QVCC	New York Stock Exchange

Item 8.01.  Other Events.

As previously disclosed in a Form 8-K filed on November 20, 2019, on November 19, 2019, QVC, Inc. (“QVC”) and certain subsidiary guarantors entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein (the “Underwriters”), in connection with the offer and sale of $435,000,000 aggregate principal amount of QVC’s 6.250% Senior Secured Notes due 2068 (the “Notes”).  QVC also granted the Underwriters a 30-day option to purchase up to an additional $65,250,000 aggregate principal amount of Notes to cover over-allotments, if any (the “Additional Notes”).  On November 26, 2019, the Underwriters notified QVC that they exercised their over-allotment option in full, and the sale of $65,250,000 aggregate principal amount of Additional Notes closed on December 6, 2019.

The Additional Notes were issued pursuant to that certain Base Indenture, dated as of September 13, 2018 by and among QVC, the guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the second supplemental indenture dated as of November 26, 2019 by and among QVC, the guarantors named therein and the Trustee.

The Additional Notes have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to QVC’s Registration Statement on Form S-3 (File No. 333-233799), which became effective on October 3, 2019, and pursuant to a prospectus supplement dated November 19, 2019 to the prospectus dated October 3, 2019, filed by QVC with the Securities and Exchange Commission on November 21, 2019, pursuant to Rule 424(b) of the Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Sherman & Howard L.L.C. as to the legality of the Additional Notes
5.2	Opinion of Womble Bond Dickinson (US) LLP
5.3	Opinion of Jackson Walker L.L.P.
23.1	Consent of Sherman & Howard L.L.C. (included in their opinion filed as Exhibits 5.1)
23.2	Consent of Womble Bond Dickinson (US) LLP (included in their opinion filed as Exhibit 5.2)
23.3	Consent of Jackson Walker L.L.P. (included in their opinion filed as Exhibit 5.3)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2019

QVC, INC.

By:	/s/ John F. Misko
	Name:	John F. Misko
	Title:	Senior Vice President and Controller